UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas		76092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code :  (682) 605-1000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.              Costs Associated With Exit or Disposal Activities

On June 28, 2005, Sabre Holdings Corporation (the “Company”) committed to its intention to resize and reorganize its Product and System Delivery (“PSD”) group.  This move will reduce headcount in the PSD group by approximately 120 to 150 employees.  These changes are expected to go into effect in August 2005 and to be completed by the end of 2005.  As a result of this move, the Company expects annual cost savings in 2006 and beyond of approximately $13 to $16 million.

This action is due in part to the acceleration of changes in the way PSD designs and delivers products to the travel industry.  These changes will drive more efficient processes and higher productivity, using smaller, more agile and higher performing teams.  It is also due in part to the Company’s transition away from Transaction Processor Facility (“TPF”) mainframe technology, to lower-cost open systems technology.  As the Company migrates to the open systems environment, it gains programming efficiencies and reduces its need for TPF development.  The Company expects this move to lower costs in its Sabre Travel Network business and to better position the Company as a low cost provider and stronger competitor.

As a result of these planned headcount reductions, the Company expects to incur severance-related charges in 2005 in the range of $2.5 to $5 million during 2005.  It expects to incur $2 million to $4 million of these charges in the second quarter of 2005, and the remaining $500,000 to $1 million in the third and fourth quarters of 2005.

Item 7.01.              Regulation FD Disclosure

For the second quarter, the Company expects to report Sabre Travel Network transaction growth 5-7% above the same period last year, which is slightly below the growth rate assumed in the Company’s earnings guidance that was provided on its May 5th earnings call.  Due to this development and the severance charges described above, the Company expects to report fully-diluted earnings per share (“EPS“) in the second quarter of 2005 of $0.39 to $0.42 on an adjusted basis, slightly below the previously-reported guidance range provided on the May 5th earnings call.  On a GAAP basis, the Company expects to report EPS for the second quarter of $0.31 to $0.34 due to the factors described above and hedging activity related to the proposed acquisition of lastminute.com.  The previously-reported second quarter EPS guidance was a range of $0.43 to $0.48 on an adjusted basis and $0.40 to $0.45 on a GAAP basis.  Travelocity’s transactions booked in the second quarter have been strong to date, and the Company expects Travelocity’s financial results for the second quarter to remain within its previous expectations.

The Company’s EPS guidance range of $1.50 to $1.60 on an adjusted basis for the full-year 2005 remains unchanged.  On a GAAP basis, the Company is changing its EPS guidance range for the full year to $1.45 to $1.55 (from $1.50 to $1.60) due to the hedging activity described above.  At this time, the Company is not providing additional guidance about its revenue and earnings forecasts, but it plans to do so on its Second Quarter 2005 Earnings Conference Call on July 28, 2005 at 9 am CDT.

A reconciliation of the non-GAAP financial measures discussed in this report to their comparable GAAP financial measures is attached hereto as Appendix A.

All of the information furnished in Item 7.01 and Appendix A of this report shall not be deemed to be “filed“ for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about the expected benefits of the actions described in this report, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s ability to reduce and control operating expenses or risks that could adversely affect our ability to effectively implement global sourcing, such as business, political and economic instability in foreign locations.  Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding these risks and other factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: June 30, 2005
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES AND OTHER ITEMS

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP“) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance.  We also believe the non-GAAP measures provide investors with a better baseline for modeling the Company’s future earnings expectations.    Our management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.  In addition, we have provided tables with this report to reconcile some of the non-GAAP financial measures utilized therein to GAAP financial measures.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING ADJUSTING ITEMS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the adjusting items described by us in the related reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe diluted EPS, excluding adjusting items, more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations.  Diluted EPS, excluding adjusting items, does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in diluted EPS presented under GAAP.  Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of diluted EPS, excluding adjusting items, to GAAP diluted EPS.

Sabre Holdings Corporation

Non-GAAP Financials Reconciliations

($ in millions)

Previous 2005 Guidance Issued on May 5, 2005

Net Earnings Reconciliation	2Q 2005 Guidance		FY 2005 Guidance
	Low	High	Low	High

GAAP Net Earnings	$52.2	$58.8	$196.0	$209.1
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	3.8	3.8	14.6	14.6
Less: realized gain on sale of investment in Karavel	—	—	(13.4)	(13.4)

Adjusted Net Earnings	$56.1	$62.6	$197.2	$210.3

GAAP EPS	$0.40	$0.45	$1.50	$1.60
Adjusted EPS	$0.43	$0.48	$1.50	$1.60

Diluted share count	130.4	million	131.1	million

Current 2005 Guidance

Net Earnings Reconciliation	2Q 2005 Guidance		FY 2005 Guidance
	Low	High	Low	High

GAAP Net Earnings	$40.8	$44.7	$189.9	$203.0
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	3.8	3.8	14.6	14.6
Add: currency hedge associated with acquisition	6.1	6.1	6.2	6.2
Less: realized gain on sale of investment in Karavel	—	—	(13.4)	(13.4)

Adjusted Net Earnings	$50.7	$54.6	$197.2	$210.3

GAAP EPS	$0.31	$0.34	$1.45	$1.55
Adjusted EPS	$0.39	$0.42	$1.50	$1.60

Diluted share count	130.0	million	131.1	million